SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 12, 2002
                                                 ----------------------

                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


   Nevada                          002-41703                        43-1594165
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(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                        Number)


36 West  44th Street, Suite 1209, New York, NY                             10036
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (646) 728-7023
                                                    ----------------------------

     N/A
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(Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Prior to July 1, 2002, various officers, directors and beneficial owners of 5% or more of the common stock of The X-Change Corporation (the
"Company") have voluntarily reported information regarding their holdings of acquisitions and dispositions of securities on Forms 3, 4 and 5 and Schedule 13D. These filings were not required because the Company does not have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

         As of July 1, 2002, these individuals have discontinued their voluntary reporting under Forms 3, 4 and 5 and Schedule 13D. The absence of filings by these individuals should not be viewed as an indication that no changes have occurred in these individuals beneficial ownership. Information on beneficial ownership of officers and directors of the Company and persons beneficially owning 10% or more of the Company's outstanding shares will be available in the Company's Annual Reports on Form 10-KSB.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 The X-Change Corporation
                                                       (Registrant)



DATE: July 12, 2002                               By:  /s/ K. Richard B. Niehoff
                                                  -----------------------------
                                                  Name:   K. Richard B. Niehoff
                                                  Title:   President